UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) January 20, 2004


                             PERFECTDATA CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                   California
                 (State or Other Jurisdiction of Incorporation)


                   0-12817                           95-3087593
           (Commission File Number)       (IRS Employer Identification No.)


      1445 East Los Angeles Avenue, Suit 208, Simi Valley, California 93065
               (Address of Principal Executive Offices) (Zip Code)


                                 (805) 581-4000
              (Registrant's Telephone Number, Including Area Code)




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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

         On January 20, 2004, PerfectData Corporation ("PerfectData") and SuperCom Ltd. ("SuperCom") issued a press release reporting that the Agreement and Plan of Merger and Reorganization dated as of July 2, 2003 by and between PerfectData and SuperCom and related agreements have been terminated. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by this reference. The PerfectData Board has, as reported in the press release, reinstituted the search for a suitable merger or acquisition candidate. PefectData will also now pursue formalizing shareholders' approval to permit the sale of PerfectData's operating assets to Spray Products Corporation.

Item 7.  Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired:

             None

         (b) Proforma financial information:

             None

         (c) Exhibits

             Number            Exhibit
             99.1              Copy of press release dated January 20, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PERFECTDATA CORPORATION
                                                          (Registrant)



         Date  January 20, 2004                  By  /s/ Harris A. Shapiro
                                                     ---------------------
                                                 (Signature)
                                                 Harris A. Shapiro
                                                 Chairman of the Board and
                                                 Chief Executive Officer

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                           Exhibit Filed with Report




  Number                 Exhibit                                    Page
  ------                 -------                                    ----
   99.1           Copy of press release dated January 20, 2004.     E-2



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